SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Under Rule 14a-12

                              I/OMAGIC CORPORATION
                              --------------------
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
     -------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1)  Title of each class of securities to which transaction applies:
               ___________________________________________________
          (2)  Aggregate number of securities to which transaction applies:
               ___________________________________________________
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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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               ___________________________________________________
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          ________________________________________________________
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          (4)  Date Filed:________________________________________

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                                IRVINE, CA 92618

                                December 2, 2004

Dear Stockholders:

     You are cordially invited to attend the I/OMagic Corporation 2004 Annual Meeting of stockholders that will be held on December 21, 2004 at 9:00 a.m. local time, at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614. All holders of our outstanding common stock as of the close of business on November 22, 2004 are entitled to vote at the 2004 Annual Meeting.

     Enclosed are a copy of the Notice of Annual Meeting of Stockholders, a Proxy Statement, a Proxy Card and our latest Annual Report on Form 10-K. A current report on the business operations of I/OMagic Corporation will be presented at the meeting, and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the 2004 Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy Card in the enclosed envelope in order to make certain that your shares will be represented at the 2004 Annual Meeting.

                                   Sincerely,


                                   /s/ Tony Shahbaz

                                   Tony Shahbaz,
                                   Chairman, President, Chief Executive Officer, and Secretary

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                            IRVINE, CALIFORNIA 92618
                             ______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 2004
                             ______________________

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of stockholders of I/OMagic Corporation, a Nevada corporation, will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614, on December 21, 2004 at 9:00 a.m. local time, for the following purposes:

     1.     To elect five directors to the board of directors.

     2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as I/OMagic's independent auditors for the fiscal year ending December 31, 2004.

     3. To transact such other business as may properly come before the 2004 Annual Meeting or any adjournment or adjournments thereof.

     Our board of directors has fixed the close of business on November 22, 2004 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

     As of the close of business on the record date, Tony Shahbaz, who is our Chairman, President, Chief Executive Officer, and Secretary, and certain of his affiliates owned approximately 52.4% of our issued and outstanding common stock. Mr. Shahbaz and certain of his affiliates have already indicated that they intend to vote in favor of Proposals 1 and 2 at the meeting.

                      By Order of the Board of Directors,

                      /s/ Tony Shahbaz

                      Tony Shahbaz,
                      Chairman, President,
                      Chief Executive Officer, and Secretary



Irvine, California
December 2, 2004

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                            IRVINE, CALIFORNIA 92618
                               __________________

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 2004
                               __________________

                                VOTING AND PROXY

     We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the 2004 Annual Meeting of stockholders to be held at 9:00 a.m., local time, on December 21, 2004, at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614, and at any and all adjournments of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about December 10, 2004. Our latest Annual Report on Form 10-K is being mailed to stockholders concurrently with this proxy statement. This Annual Report is not to be regarded as proxy solicitation material or as a communication through which any solicitation of proxies is made.

RECORD  DATE;  SHARES  OUTSTANDING;  VOTING

     Only stockholders of record at the close of business on November 22, 2004, are entitled to notice of and to vote their shares at the 2004 Annual Meeting. As of the close of business on that date, we had 4,529,672 shares of common stock outstanding. The inspector of election appointed for the 2004 Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and "broker non-votes."

     Section 2115 of the California General Corporation Law provides that corporations such as I/OMagic Corporation that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California General Corporation Law, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. As of December 31, 2003, we met the tests contained in Section 2115. Consequently, as of that date we were subject to, among other provisions of the California General Corporation Law, Section 708 which governs cumulative voting.

     Each share of common stock entitles the holder of record to one vote on any matter coming before the 2004 Annual Meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a stockholder present at the 2004 Annual Meeting gives notice at the 2004 Annual Meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

     If any stockholder gives proper notice of his or her intention to vote cumulatively, then each stockholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked

"withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2004 Annual Meeting.

     A stockholder may choose to withhold from the proxy holder the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holder will not cast any of the stockholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the 2004 Annual Meeting. However, the proxy holder will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2004 Annual Meeting. If a stockholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the 2004 Annual Meeting. Ballots will be available at the 2004 Annual Meeting for stockholders who desire to vote in person.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     Under Nevada law and our bylaws, holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the 2004 Annual Meeting in order to have the required quorum for the transaction of business. Generally, if a quorum is present, then the affirmative vote of a majority of the shares represented and voting on any matter other than the election of directors will constitute the act of the stockholders, so long as the number of shares voting in favor of any proposal equals at least a majority of the quorum. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

     Votes cast at the 2004 Annual Meeting will be tabulated by the person appointed by us to act as inspector of election for the 2004 Annual Meeting. The inspector of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the 2004 Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector of election will treat shares of voting stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either "FOR" or "AGAINST" any proposals, if the number of abstentions or broker non-votes results in the votes "FOR" a proposal not equaling at least a majority of the quorum required for the proposal, the proposal will not be approved. This will be the case even though the number of votes "FOR" the proposal exceeds the number of votes "AGAINST" the proposal.

     In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

PROXIES

     Whether or not you are able to attend the 2004 Annual Meeting, we urge you to submit your proxy, which is solicited by our board of directors and which when properly completed will be voted as you direct. In the event no directions are specified, such proxies will be voted "FOR" each of the nominees of the board of directors, "FOR" the other proposal and, in the discretion of the proxy holders, "FOR" any other matters that may properly come before the 2004 Annual Meeting. You are urged to give direction as to how to vote your shares. You may revoke or change your proxy vote at any time before the 2004 Annual Meeting by delivering a written notice of revocation or submitting another proxy card with a later date to the Secretary of I/OMagic Corporation at our principal executive offices located at 4 Marconi, Irvine, California 92618 before the beginning of the 2004 Annual Meeting. You may also revoke your proxy vote by attending the 2004 Annual Meeting and voting in person. However, the mere presence at the 2004 Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the prior appointment.

SOLICITATION  OF  PROXIES

     We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation material furnished to our stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners and the corresponding forwarding expenses will be reimbursed by us. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated for engaging in the solicitation process. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2004 Annual Meeting are referred to in the proceeding notice and are discussed below more fully.

               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The names, ages and positions held by our directors, director nominees and executive officers as of November 22, 2004 and their business experience are as follows:


            NAME              AGE                   TITLES
----------------------------  ---   -------------------------------------------------
Tony Shahbaz  . . . . . . . . 42    Chairman of the Board, President, Chief Executive
                                    Officer, Secretary, Director and Director Nominee
Anthony Andrews . . . . . . . 42    Vice President of Product Development and
                                    Engineering, Director and Director Nominee
Steel Su . .  . . . . . . . . 52    Director and Director Nominee
Daniel Hou(1) . . . . . . . . 55    Director and Director Nominee
Daniel Yao(1) . . . . . . . . 48    Director and Director Nominee
Young-Hyun Shin . . . . . . . 51    Director
Steve Gillings. . . . . . . . 55    Chief Financial Officer

____________
(1) Member of the Audit Committee, Compensation Committee, and the Nominating Committee.

     TONY SHAHBAZ is a founder of I/OMagic Corporation and has served as our Chairman of the Board, President, Chief Executive Officer, Secretary and as a director since September 1993, and as our Chief Financial Officer from September 1993 to October 2002. Prior to founding I/OMagic Corporation, Mr. Shahbaz was employed by Western Digital Corporation from September 1986 to March 1993. During his tenure at Western Digital Corporation, Mr. Shahbaz held several positions including Vice President of Worldwide Sales for Western Digital

Paradise, and Regional Director of Asia Pacific Sales and Marketing Operations. From 1985 to 1986, Mr. Shahbaz held management positions with Lapin Technology and from 1979 to 1984, Mr. Shahbaz held management positions with Tandon Corporation.

     ANTHONY ANDREWS has served as our Vice President of Product Development and Engineering since he joined I/OMagic Corporation in March 1994 and has served as a director since October 1995. From 1988 to 1994, Mr. Andrews was a principal engineer at Western Digital Corporation, where he was involved in product and software design and played a key role in the development of portable notebook power management designs that are used by companies such as IBM and AST. Prior to that, Mr. Andrews was a staff engineer with Rockwell International from 1985 to 1988. Mr. Andrews earned a B.S. degree in Math and Computer Science from the University of California at Los Angeles in 1985.

     STEEL SU has served as a director of I/OMagic Corporation since September 2000 and is a founder of Behavior Tech Corporation and has served as its Chairman since 1980. Mr. Su has served and continues to serve as a director or chairman of the following affiliates of Behavior Tech Corporation: Behavior Design Corporation (chairman), Behavior Tech Computer (USA) Corp. (chairman), Behavior Tech Computer Affiliates, N.V. (chairman) and BTC Korea Co., Ltd. (director). Mr. Su has served as chairman of Gennet Technology Corp., Emprex Technologies Corp., MaxD Technology Inc. and Maritek Inc. since 1992, 1998, 2000 and 1999, respectively. Mr. Su has also served as a director of Aurora Systems Corp. and Wearnes Peripherals International (PTE) Limited since 1998 and 2000, respectively. Mr. Su earned a B.S. degree in Electronic Engineering from Ching Yuan Christian University in 1974 and an M.B.A. from National Taiwan University in 2001.

     DANIEL HOU has served as a director of I/OMagic Corporation since January 1998. Since 1986, Mr. Hou has served as the President of Hou Electronics, Inc., a computer peripheral supplier that he founded. Mr. Hou is a prior President of the Southern California Chinese Computer Association and is an active member of the American Chemistry Society. Mr. Hou earned a B.A. degree in Chemistry from National Chung-Hsing University, Taiwan in 1973 and a Masters degree in Material Science from the University of Utah in 1978.

     DANIEL YAO has served as a director of I/OMagic Corporation since February 2001 and has been a General Manager of the Global Strategy Investment Group for Ritek Corporation, an affiliate of Citrine Group Limited, one of our stock holders, since July 2000. Prior to joining Ritek, Mr. Yao served as the Senior Investment Consultant for Core Pacific Securities Capital from July 1998 to July 2000. Prior to that, Mr. Yao was an Executive Vice President for ABN Amro Bank in Taiwan from July 1996 to July 1998. Mr. Yao earned a B.A. degree in Business Management from National Taiwan University in 1978 and a M.B.A. degree from the University of Rochester in New York.

     YOUNG-HYUN SHIN has served as a director of I/OMagic Corporation since September 2000. Mr. Shin was the former President and Chief Executive Officer of BTC Korea Co., Ltd. from March 1988 through October 2003. Mr. Shin has served and continues to serve as a director of BTC Korea Co., Ltd. since March 1988. Mr. Shin earned a B.S. degree in Electronics from Yonsei University in 1979.

     STEVE GILLINGS has served as our Chief Financial Officer since October 2002. Prior to that, Mr. Gillings served as our Vice President of Finance from October 2000 to October 2002 and as our Controller from November 1997 to October 2000. Mr. Gillings earned a B.S. degree in Accounting from the University of California at Berkeley in 1971 and a Masters degree in Finance from California State University Fullerton in 1992.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION  OF  EXECUTIVE  OFFICERS


     The following table provides information concerning the annual and long-term compensation for the years ended December 31, 2003, 2002 and 2001 earned for services in all capacities as an employee by our Chief Executive Officer and each of our other executive officers who received an annual salary and bonus of more than $100,000 for services rendered to us during 2003:



                           SUMMARY COMPENSATION TABLE


                                                            ANNUAL COMPENSATION
                                                            --------------------
NAME AND PRINCIPAL POSITION. . . . .  YEAR                  SALARY       BONUS
------------------------------------  --------------------  -----------  -------
Tony Shahbaz . . . . . . . . . . . .               2003     $  198,500   $28,259
     Chairman, President, Chief. . .               2002     $  202,259   $89,067
     Executive Officer and Secretary               2001     $  180,857(1)$     -
Steve Gillings . . . . . . . . . . .               2003     $   95,000   $ 5,000
     Chief Financial Officer . . . .               2002(2)  $   84,537   $12,000

---------------
(1) Includes $40,853 of salary earned by Mr. Shahbaz as an employee of IOM Holdings, Inc.
(2) Mr. Gillings became an executive officer of I/OMagic on October 10, 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

     We did not grant any stock options or stock appreciation rights to Mr. Shahbaz or Mr. Gillings during 2003.

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Neither Mr. Shahbaz nor Mr. Gillings held any options as of December 31, 2003. Neither Mr. Shahbaz nor Mr. Gillings acquired any shares through the exercise of any options during the year ended December 31, 2003.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     On October 15, 2002, we entered into an employment agreement with Tony Shahbaz. Under the terms of the employment agreement, which were retroactively effective as of January 1, 2002, Mr. Shahbaz serves as our President and Chief Executive Officer and is entitled to receive an initial annual salary of $198,500 and is eligible to receive quarterly bonuses equal to 7% of our quarterly net income. Mr. Shahbaz is also entitled to a monthly car allowance equal to $1,200. The employment agreement terminates on October 15, 2007; however, it is subject to automatic renewal. Under the terms of the employment agreement, if Mr. Shahbaz is terminated for cause, he is entitled to receive four times his annual salary and any and all warrants and options granted to him shall be extended an additional seven years from date of termination and upon termination without cause, he is entitled to receive his remaining salary amount for the remaining outstanding term of the agreement. Mr. Shahbaz's employment agreement further provides that the agreement shall not be terminated without the prior written consent of Mr. Shahbaz in the event of a merger, transfer of assets, or dissolution of I/OMagic, and that the rights, benefits, and obligations under the agreement shall be assigned to the surviving or resulting corporation or the transferee of our assets.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     None of our executive officers served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 2003. During 2003 and until April 2004, Mr. Shahbaz, our Chief Executive Officer, President and Secretary, was a member of the Compensation Committee. While a member of that committee, Mr. Shahbaz did not make any salary recommendations to our Compensation Committee or our board of directors regarding salary increases for key executives.

COMPENSATION  OF  DIRECTORS

     Our directors do not receive any compensation for their services, however each director is entitled to reimbursement of his reasonable expenses incurred in attending board of directors' meetings.

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS,
                   COMMITTEES OF THE BOARD AND RELATED MATTERS

BOARD  OF  DIRECTORS

     Our business, property and affairs are managed under the direction of our board of directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees. Our bylaws provide that our board of directors shall consist of at least six directors.

During 2003, our board of directors held eight meetings and approved resolutions by written consent once. During 2003, our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the board of directors for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served.

BOARD  COMMITTEES

     Our board of directors currently has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors and reviews our financial statements for each interim period and for our year end. Since November 2002, this committee has consisted of Mr. Hou and Mr. Yao. The Audit Committee held four meetings during 2003. Our board of directors has determined that Mr. Yao is an Audit Committee financial expert. Our board of directors has also determined that Mr. Hou and Mr. Yao are "independent" as defined in NASD Marketplace Rule 4200(a)(15). The Audit Committee operates pursuant to a charter approved by our board of directors and Audit Committee, according to the rules and regulations of the Securities and Exchange Commission. A copy of the charter is attached as Appendix A to this proxy statement. Our Nominating Committee is presently conducting a search for a third independent director to become a member of our Audit Committee in order to satisfy the requirements of Nasdaq that we have an Audit Committee comprised of at least three independent directors.

     The Compensation Committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our board of directors the terms and conditions of all employee and consultant compensation and benefit plans. Our entire board of directors also may perform these functions with respect to our employee stock option plans. From September 29, 2001 to April 11, 2004, the
Compensation Committee consisted of Messrs. Shahbaz and Su. Since April 12, 2004, this committee has consisted of Mr. Hou and Mr. Yao. The Compensation Committee did not hold any meetings during 2003. The Compensation Committee operates pursuant to a charter approved by our board of directors and Compensation Committee. A copy of the charter is attached as Appendix B to this proxy statement.

     The Nominating Committee selects nominees for the board of directors. Since April 2004, the Nominating Committee has consisted of Mr. Hou and Mr. Yao. The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. Stockholders that desire to recommend candidates for evaluation may do so by contacting I/OMagic in writing, identifying the potential candidate and providing background information. Candidates may also come to the attention of the Nominating Committee through current board members, professional search firms and other persons. In evaluating potential candidates, the Nominating Committee will take into account a number of factors, including, among others, the following:

     - independence from management;
     - relevant business experience and industry knowledge;
     - judgment, skill, integrity and reputation;
     - existing commitments to other businesses;
     - corporate governance background;
     - financial and accounting background, to enable the Nominating Committee to determine whether the candidate would be suitable for Audit Committee membership; and
     - the size and composition of the board.

     The Nominating Committee was not formed until April 2004. Accordingly, the Nominating Committee did not hold any meetings during 2003. The Nominating Committee operates pursuant to a charter approved by our board of directors and Nominating Committee. A copy of the charter is attached as Appendix C to this proxy statement. The nominees named in our proxy card for the 2004 annual meeting was selected by our Nominating Committee and ratified during a meeting of the board of directors.

SECURITY  HOLDER  COMMUNICATIONS  WITH  THE  BOARD  OF  DIRECTORS

     The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o General Counsel" at 4 Marconi, Irvine, California 92618. To communicate with any of our directors electronically, security holders should send an email to our General Counsel at: clo@iomagic.com.

     All communications received as set forth in the preceding paragraph will be opened by the General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, our General Counsel will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY  WITH  REGARD  TO  BOARD  MEMBERS'  ATTENDANCE  AT  ANNUAL  MEETINGS

     It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the date of our 2003 Annual Meeting, we had six members on our board of directors, two of whom were in attendance at the 2003 Annual Meeting.

COMPENSATION  OF  DIRECTORS

     We do not provide any cash compensation to our directors for their services on the board of directors or any committee. However, we reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board of directors and committee meetings.

BOARD  COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     This report is provided by the compensation committee of I/OMagic Corporation's board of directors to assist stockholders in understanding I/OMagic Corporation's objectives, policies and procedures in establishing its executive compensation structure and system. The compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for the chief executive officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

     The goals of the Compensation Committee are to:

          - attract, retain and motivate highly-qualified executive officers who can provide operational and strategic excellence that will produce on-going success for I/OMagic;
          - align compensation for the executive officers with our business objectives and performance; and
          - align incentives for executive officers with the interests of stockholders to enhance financial performance and stockholder value.

     We emphasize performance-based compensation that is competitive with the marketplace, and the importance of clearly communicating performance objectives. Our compensation program for employees includes both cash and equity-based elements. Consistent with competitive practices, we also use a cash bonus plan based on achievement of financial performance and key operational objectives.

     The Compensation Committee did not meet during the fiscal year ended December 31, 2003. Nevertheless, the compensation policies adopted by the Compensation Committee during prior fiscal years were carried over during fiscal 2003.

CASH  COMPENSATION

     Salary. We set individual salaries for each executive officer based on sustained individual performance, contribution to our results and internal comparison of duties and responsibilities.

     Cash Bonus. In order to help recruit, retain and motivate executives with market-competitive incentives in the current business environment, during fiscal 2003, we provided a cash bonus program for Mr. Shahbaz, our Chief Executive Officer, and Mr. Gillings, our Chief Financial Officer, based on performance. During fiscal 2004, we will employ similar performance measures for cash bonus incentives.

EQUITY-BASED  COMPENSATION

     Historically, options granted to our Chief Executive Officer and Chief Financial Officer were subject to vesting over time. In the future, options granted to other executive officers will also vest over time. In addition, we expect that initial or "new-hire" options will be granted to executive officers when they first join us. All options to be granted to executive officers will be issued with an exercise price at the then-current fair market value and thus become valuable only if the executive officer continues to serve at I/OMagic Corporation and the price of our stock subsequently increases.

EXECUTIVE  OFFICER  COMPENSATION

     Our Chief Executive Officer's base annual salary for fiscal 2003 and 2002 was $198,500 and $202,259. For fiscal 2004, our Chief Executive Officer's target annual incentive will be consistent with market cash incentives. Our Chief Executive Officer's compensation package is designed to be strongly aligned with the interests of stockholders by making his cash incentives directly tied to achieving specific targets. In the event we grant stock options to our Chief Executive Officer, these stock options will become valuable only if he continues to serve at I/OMagic Corporation and the price of our stock subsequently rises.

                            Respectfully submitted,

                            Compensation Committee
                            I/OMagic Corporation

                            Daniel Hou, Member
                            Daniel Yao, Member

CODE  OF  ETHICS

     Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and Senior Financial Officers. We have filed these codes as exhibits to our annual report on Form 10-K for the year ended December 31, 2003.

     We intend to satisfy the disclosure requirement under Item 10 of Form 8-K relating to amendments to or waivers from provision of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website located at http://www.iomagic.com, within five business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. Information on our Internet website is not, and shall not be deemed to be, a part of this document or incorporated into any other filings we make with the Securities and Exchange Commission.

AUDIT  COMMITTEE  REPORT

     Our Audit Committee oversees our financial reporting process. Management has the primary responsibility for our financial statements and the overall reporting process, including our system of financial controls. Prior to the inclusion and filing with the Securities and Exchange Commission of the audited financial statements in our annual report on Form 10-K for the year ended December 31, 2003, the Audit Committee and our board of directors discussed with management and reviewed our audited financial statements. In addition, we obtained from the independent auditors a formal written statement describing all relationships between the auditors and our company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees."

     Prior to the filing of our Form 10-K, the Audit Committee reviewed and discussed with management and the auditors our audited financial statements. In addition, the Audit Committee and our board of directors obtained from the auditors an updated formal written statement describing all relationships between the auditors and our company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees" and discussed with the auditors any relationships that may impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence. Also, prior to the filing of our Form 10-K, the Audit Committee discussed with the auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, prior to the filing with the Securities and Exchange Commission of our Form 10-K, the Audit Committee recommended to management that our audited financial statements should be included in our Form 10-K. Our Audit Committee also approved the reappointment of the auditors for the year ended December 31, 2004.

                            Respectfully submitted,

                            Audit Committee
                            I/OMagic Corporation

                            Daniel Hou, Member
                            Daniel Yao, Member

INDEPENDENT  PUBLIC  ACCOUNTANT  FEES  AND  SERVICES

     We anticipate that a representative of Singer Lewak Greenbaum & Goldstein LLP, our independent public accountants for 2003 and for the current year, will be present at our 2004 Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us for the years ended December 31, 2003 and 2002 by Singer Lewak Greenbaum & Goldstein LLP:

                         FEE CATEGORY     2003       2002
                         ------------   --------   --------
                         Audit Fees     $237,000   $322,000
                         Tax Fees         18,000     11,000
                         All Other Fees        -          -
                                        --------   --------
                         Total          $255,000   $333,000

     Audit Fees. Consists of fees billed for professional services rendered for the audit of I/OMagic's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Singer Lewak Greenbaum & Goldstein LLP in connection with statutory and regulatory filings or engagements.

     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our audit committee pre-approves all services provided by Singer Lewak Greenbaum & Goldstein LLP.

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return on companies on the Nasdaq Stock Market (U.S.) and the Nasdaq Computer & Data Processing Index, assuming reinvestment of dividends for the period beginning December 31, 1998 and ending December 31, 2003. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on December 31, 1998.


                          [PERFORMANCE GRAPH OMITTED]


          EDGAR REPRESENATATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            CUMULATIVE TOTAL RETURN

                                     12/98   12/99   12/00   12/01   12/02   12/03


I/OMAGIC CORPORATION . . . . . . .  100.00   257.14  228.57  137.14  129.52  59.43
NASDAQ STOCK MARKET (U.S.) . . . .  100.00   196.90  129.48   68.38   62.54  89.39
NASDAQ COMPUTER & DATA PROCESSING.  100.00   208.81  109.10   87.84   60.75  80.09


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of November 22, 2004, a total of 4,529,672 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

     - each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

     -  each of our directors and director nominees;

     - the named executive officers in the Summary Compensation Table contained elsewhere in this Annual Report; and

     - all of our directors, director nominees and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each security holder possesses sole voting and investment power with respect to all of the shares of common stock owned by such security holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a security holder and the percentage ownership of that security holder, shares of common stock subject to options, warrants or preferred stock held by that person that are currently exercisable or convertible or are exercisable or convertible into shares of common stock within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

                                                                    AMOUNT AND NATURE
NAME AND ADDRESS                                                      OF BENEFICIAL      PERCENT
OF BENEFICIAL OWNER(1)                            TITLE OF CLASS    OWNERSHIP OF CLASS   OF CLASS
-----------------------------------------------  -----------------  ------------------   --------
Tony Shahbaz                                          Common           2,392,108(2)        52.4%
Steel Su                                              Common             575,211(3)        12.7%
Sung Ki Kim                                           Common             375,529(4)         8.3%
Daniel Yao                                            Common             342,568(5)         7.6%
Daniel Hou                                            Common             135,086(6)         3.0%
Anthony Andrews                                       Common              10,250(7)           *
Steve Gillings                                        Common               7,584(8)           *
Young-Hyun Shin                                       Common               1,750(9)           *
All executive officers, directors and director
nominees as a group (7 persons)                       Common           3,464,557(10)       75.5%

--------------------
*     Less  than  1.00%

(1) Unless otherwise indicated, the address of each person in this table is c/o I/OMagic Corporation, 4 Marconi, Irvine, CA 92618. Messrs. Shahbaz and Gillings are executive officers of I/OMagic Corporation. Messrs. Shahbaz,
Andrews,  Su,  Hou,  Shin,  and  Yao  are  directors.
(2) Consists of: (i) 510,795 shares of common stock and 34,416 shares of common stock underlying options held individually by Mr. Shahbaz; (ii) 1,240,423 shares of common stock held by Susha, LLC, a California limited liability company, or Susha California; (iii) 566,668 shares of common stock held by Susha, LLC, a Nevada limited liability company, or Susha Nevada; and (iv) 39,806 shares of common stock held by King Eagle Enterprises, Inc., a California corporation. Mr. Shahbaz has sole voting and sole investment power over all of the shares held by Susha California and Susha Nevada. Mr. Shahbaz and Behavior Tech Computer Corp. are equal owners of the membership interests in Susha California and Susha Nevada.
(3) Consists of 406,794 shares of common stock and 1,750 shares of common stock underlying options held individually by Mr. Su, and 166,667 shares of common stock held by Behavior Tech Computer Corp. Mr. Su is the Chief Executive Officer of Behavior Tech Computer Corp. and has sole voting and sole investment power over the shares held by Behavior Tech Computer Corp.
(4) Represents 375,529 shares of common stock held by BTC Korea Co., Ltd., or BTC Korea. Since October 22, 2003, Mr. Kim has served as Chief Executive Officer and President of BTC Korea and has sole voting and sole investment power over the shares held by BTC Korea. The address for Mr. Kim is c/o BTC Korea Co., Ltd., 160-5, Kajwa-Dong Seo-Ku, Incheon City, Korea.
(5) Consists of 1,750 shares of common stock underlying options held individually by Mr. Yao and 340,818 shares of common stock held by Citrine Group Limited, a wholly owned subsidiary of Ritek Corporation. Mr. Yao currently serves as the Chief Strategy Officer of Ritek Corporation. Mr. Yao has sole voting and sole investment power over the shares held by Citrine Group Limited. The address for Mr. Yao is c/o Citrine Group Limited, No. 42, Kuanfu N. Road, 30316 R.O.C., HsinChu Industrial Park, Taiwan.
(6) Consists of 1,750 shares of common stock underlying options held individually by Mr. Hou, and 133,336 shares of common stock held by Hou Electronics, Inc. Mr. Hou has sole voting and sole investment power over the shares held by Hou Electronics, Inc.
(7) Consists of 2,491 shares of common stock and 7,584 shares of common stock underlying options held individually by Mr. Andrews, and 175 shares of common stock underlying options held individually by Mr. Andrews' wife, Nancy Andrews.
(8) Consists of 7,584 shares of common stock underlying options held individually by Mr. Gillings.
(9) Consists of 1,750 shares of common stock underlying options held individually by Mr. Shin.
(10)     Includes 56,759 shares of common stock underlying options.

EQUITY  COMPENSATION  PLAN  INFORMATION

     The following table provides information about our common stock issuable upon the exercise of options, warrants, and rights under all of our existing equity compensation plans as of December 31, 2003.

                                        NUMBER OF SECURITIES    NUMBER OF SECURITIES
                                                 TO                  WEIGHTED-         REMAINING AVAILABLE FOR
                                           BE ISSUED UPON             AVERAGE           FUTURE ISSUANCE UNDER
                                              EXERCISE             EXERCISE PRICE        EQUITY COMPENSATION
                                           OF OUTSTANDING          OF OUTSTANDING          PLANS (EXCLUDING
                                          OPTIONS, WARRANTS      OPTIONS, WARRANTS       SECURITIES REFLECTED
PLAN CATEGORY                                AND RIGHTS              AND RIGHTS             IN COLUMN (A))
-------------                           ---------------------  ---------------------   ------------------------
                                                 (a)                     (b)                       (c)
Equity compensation plans approved
 by security holders . . . . . . . . .                      -  $                    -                   533,334
Equity compensation plans not approved
 by security holders . . . . . . . . .                      -  $                    -                         -
Warrants issued for services . . . . .                 40,008  $                 8.49                         -
                                        ---------------------  ----------------------  ------------------------
 Total . . . . . . . . . . . . . . . .                 40,008  $                 8.49                   533,334
                                        =====================  ======================  ========================

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 2003, we entered into a trade credit facility with Lung Hwa Electronics, one of our stockholders and subcontract manufacturers. Under the terms of the facility, Lung Hwa Electronics has agreed to purchase inventory on our behalf. We can purchase up to $10.0 million of this inventory from Lung Hwa Electronics, with payment terms of 120 days following the date of invoice. Lung Hwa Electronics charges us a 5% handling fee on a supplier's unit price. A 2% discount of the handling fee, so that the net handling fee is 3%, is applied if we reach an average running monthly purchasing volume of $750,000. Returns made by us, which are agreed to by a supplier, result in a credit to us for the handling charge. As security for the trade credit facility, we paid Lung Hwa Electronics a $1.5 million security deposit during 2003. As of September 30, 2004, $750,000 of this deposit had been applied against outstanding trade payables as allowed under the trade credit facility agreement. In November 2004, the remaining $750,000 deposit was applied against our outstanding trade payables. This trade credit facility is for an indefinite term, however, either party has the right to terminate the facility upon 30 days' written notice to the other party. As of September 30, 2004, we owed Lung Hwa Electronics $1.2 million in trade payables net of the remaining $750,000 deposit. During the first nine months of 2004, we purchased a total of $2.5 million of inventory from Lung Hwa Electronics. During 2003, we purchased $12.7 million of inventory from Lung Hwa Electronics. During 2002, we purchased no inventory from Lung Hwa Electronics.

     We believe that many of the terms available to us under our trade credit facility with Lung Hwa Electronics are advantageous as compared to terms available from unrelated third parties. For example, Lung Hwa Electronics extends us 120 day payment terms. We believe that the best payment terms that we could likely obtain from unrelated third parties would be 60-day payment terms; however, payment in advance or within 30 days is more customary. Also, Lung Hwa Electronics charges us a 5% handling fee on a supplier's unit price, but applies a 2% discount of the handling fee, so that the net handling fee is 3%, if we reach an average running monthly purchasing volume of $750,000. In addition, under our trade credit facility with Lung Hwa Electronics, the level of security provided by us to Lung Hwa Electronics was initially $1.5 million and is currently $0 for a $10.0 million trade credit facility. We believe that the payment terms, handling fee and the level of security required are all substantially better terms that we could obtain from unrelated third parties. In fact, we believe that our trade credit facility is likely unique and could not be replaced through a relationship with an unrelated third party.

     Our relationship and our trade credit facility with Lung Hwa Electronics enables us to acquire products from manufacturers who we believe are some of the largest electronics manufacturers in the world. We buy products through Lung Hwa Electronics by using Lung Hwa Electronics' size and purchasing power as a source of credit strength. If we were to acquire these products directly from the manufacturers, we would likely be required to send payment in advance of shipment of those products. Due to our relatively small size, we would likely be unable to qualify for extended payment terms of even 30 days. Accordingly, we believe that our relationship and trade credit facility with Lung Hwa Electronics is likely unique, could not be replaced through a relationship with an unrelated third party and is important in enabling us to secure certain products that we sell.

     In February 2003, we entered into a Warehouse Services and Bailment Agreement with BTC USA, an affiliate of several of our stockholders, namely BTC, BTC Korea Co., Ltd., Behavior Tech Computer (BVI) Corp. and BTC Taiwan, as well as an affiliate of one of our principal subcontract manufacturers, namely Behavior Tech Computer Corp. Under the terms of the agreement, BTC USA has agreed to supply and store at our warehouse up to $10.0 million of inventory on a consignment basis. We are responsible for insuring the consigned inventory, storing the consigned inventory for no charge; and furnishing BTC USA with weekly statements indicating all products received and sold and the current level of consigned inventory. The agreement also provides us with a trade line of credit of up to $10.0 million with payment terms of net 60 days, without interest. The agreement may be terminated by either party upon 60 days' prior written notice to the other party. As of September 30, 2004, we owed BTC USA $1.4 million under this arrangement. As of December 31, 2003, we owed BTC USA $8.3 million under this arrangement. As of December 31, 2002, we owed BTC USA $2.4 million under a prior arrangement. During the first nine months of 2004, we purchased $10.9 million of inventory from BTC USA. During 2003 we purchased $20.1 million of inventory from BTC USA. During 2002, we purchased $10.0 million of inventory from BTC USA; however, all purchases within the previous two years and prior to February 2003, when we entered into our Warehouse Services and Bailment Agreement with BTC USA, were on a purchase order basis and our payment terms were 75 days. Prior to February 2003, although not formally documented, in practice, our trade line of credit allowed us to purchase up to $5.0 million of inventory. Steel Su, a director of I/OMagic, is the Chief Executive Officer of BTC. BTC USA, its affiliates and Mr. Su also have beneficial ownership in or are otherwise affiliated with the following affiliates of BTC and BTC USA: BTC Korea Co., Ltd., Behavior Tech Computer (BVI) Corp., BTC Taiwan, Susha, LLC, a Nevada limited liability company, and Susha, LLC, a California limited liability company, each of which is also a stockholder of our company. Mr. Shahbaz, our Chief Executive Officer, President, Secretary and a Director, also has beneficial ownership in, and sole voting control of, Susha, LLC, a Nevada limited liability company, and Susha, LLC, a California limited liability company. See "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters."

     We believe that many of the terms available to us under our Warehouse Services and Bailment Agreement with BTC USA are advantageous as compared to terms available from unrelated third parties. For example, this Agreement allows us to store up to $10.0 million of consigned inventory at our warehouse, without obligation to pay BTC USA for the inventory until 60 days after we take title to the inventory. We believe that it is unlikely that unrelated third parties would permit this consignment arrangement and that we would instead be subject to standard payment terms, the best of which would likely be 60-day payment terms; however, either payment in advance or within 30 days is more customary. Our $10.0 million line of credit with 60 days payment terms without interest may also permit terms better than we could obtain from unrelated third parties. The best payment terms under a line of credit with an unrelated third party subcontract manufacturer would likely be 60 day payment terms; however, payment in advance or within 30 days is more customary.

     Our relationships with Lung Hwa Electronics and BTC USA provide us with numerous advantages. We believe that both entities are significant suppliers within their industries and have substantial manufacturing and product development capabilities and resources. The advantageous terms we are able to obtain from them allow us to utilize more capital resources for other aspects of our business and to remain competitive with larger, more established companies. In addition, we are better able to manage our cash flow as a result of our significant trade line of credit with Lung Hwa Electronics and our consignment arrangement with BTC USA. We believe that these advantageous terms contribute positively to our results of operations.

     In the past, equity investments by Lung Hwa Electronics and BTC USA, or its affiliates, have enabled us to obtain inventory with little or no cash expenditures, which we believe has helped us establish, maintain and grow our business. We believe that our relationships with these related parties has in the past benefited our business and contributed positively to our historical results of operations.

     We leased our previous facility, located in Santa Ana, California, from January 2001 through September 2003 from Alex Properties, an entity owned through late March 2003 by Mr. Shahbaz, our Chief Executive Officer, President, Secretary and Director, and Mr. Su, a director and beneficial owner of I/OMagic. In late March 2003, the ownership of Alex Properties was transferred to Mark Vakili as part of the settlement of a lawsuit. See "Business - Legal Proceedings" elsewhere in this report. In 2003, we paid $86,000 to Alex Properties for rent while it was owned by Mr. Shahbaz and Mr. Su.

     We are a party to an employment agreement with Mr. Shahbaz, our Chief Executive Officer, President, Secretary and a Director. See "Management - Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, or Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities ("reporting persons") to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities with the United States Securities and Exchange Commission, or SEC. The reporting persons are required by the SEC regulations to furnish us with copies of all reports that they file.

     Based solely upon a review of copies of the reports furnished to us during our fiscal year ended December 31, 2003 and thereafter, or any written representations received by us from reporting persons that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons during our fiscal year ended December 31, 2003 were met, except that Mr. Shin filed a late Form 4 to report one transaction.

     Based solely upon a review of copies of the reports furnished to us prior to January 1, 2003, or written representations received by us from current reporting persons that no other reports were required, we believe that all
Section 16(a) filing requirements applicable to our current reporting persons prior to January 1, 2003 were met, except as described below:

     The following individuals did not timely file the following numbers of Forms 3, 4 or 5 to report the following numbers of transactions: Mr. Shahbaz - 7 reports, 12 transactions; Mr. Su - 7 reports, 10 transactions; Mr. Yao - 3 reports, 3 transactions; Mr. Andrews - 8 reports, 24 transactions; and Mr. Shin
- 2 reports, 3 transactions. Mr. Shahbaz and Mr. Su are in the process of preparing all required Forms 3, 4 or 5 to report their respective transactions. Messrs. Yao, Andrews and Shin have each filed applicable forms to report their respective transactions.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Our bylaws currently provide for a board of directors of six directors. Five directors are to be elected at the 2004 Annual Meeting. As a result, we will have one vacancy on the board of directors. Unless otherwise instructed, the proxy holder will vote the proxies received by him for the Nominating Committee's nominees named above. Each nominee has consented to be named as a nominee in the proxy statement and to serve as a director if elected. In the event that any Nominating Committee nominee becomes unable or declines to serve as a director, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of I/OMagic Corporation.

     The names of the nominees, and certain information about them, are set forth above under the caption "Directors, Director Nominees and Executive Officers." All nominees for re-election as director are, at present, directors of I/OMagic Corporation.

REQUIRED  VOTE  OF  STOCKHOLDERS  AND  BOARD  RECOMMENDATION

     Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.

                                   PROPOSAL 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our Audit Committee has selected Singer Lewak Greenbaum & Goldstein LLP, independent public accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2004, and our board of directors has concurred in this selection. Singer Lewak Greenbaum & Goldstein LLP served as our independent public accountants for the fiscal year ending December 31, 2003. At the 2004 Annual Meeting, the stockholders are being asked to ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent public accountants for the fiscal year ending December 31, 2004. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings "Audit Committee Report," "Independent Public Accountant Fees and Services," and "Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Public Accountants."

REQUIRED  VOTE  OF  STOCKHOLDERS  AND  BOARD  RECOMMENDATION

     Although stockholder ratification is not required, our board of directors has directed that this selection be submitted to our stockholders for ratification at our 2004 Annual Meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. If stockholder ratification of this proposal is not obtained, our Audit Committee and board of directors may reconsider our appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent public accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                              STOCKHOLDER PROPOSALS

     Stockholders of I/OMagic Corporation may submit proposals for consideration at future stockholder meetings, including director nominations. Proposals of our stockholders, including director nominations, that are intended to be presented by such stockholders at our next annual meeting of stockholders and that such stockholders desire to have included in our proxy statement relating to such meeting must be received by us no later than August 3, 2005 in order to be considered for possible inclusion in our proxy statement and form of proxy relating to that meeting.

     If a stockholder wishes to present a proposal, including a director nomination, at our 2005 annual meeting and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to the Secretary of I/OMagic Corporation prior to the deadline for such meeting determined in accordance with our Amended and Restated Bylaws (the "Bylaw Notice Deadline"). The Bylaw Notice Deadline with respect to the 2005 annual meeting is August 3, 2005. If a stockholder gives notice of a proposal outside of the Bylaw Notice Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting according to our bylaws.

     Any proposals submitted by stockholders must comply with the requirements for stockholder proposals set forth in our Amended and Restated Bylaws. A copy of the full text of the applicable bylaw provisions may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included our proxy materials, should be sent to I/OMagic Corporation, 4 Marconi, Irvine, California 92618, Attention: Secretary.

     We have not been notified by any stockholder of his intent to present a stockholder proposal from the floor at the 2004 Annual Meeting. Accordingly, no stockholder motions from the floor will be considered at the meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the 2004 Annual Meeting.

                              AVAILABLE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our common stock trades on the OTC Bulletin Board under the symbol "IOMG."

                                  ANNUAL REPORT

     A copy of our annual report on Form 10-K for the year ended December 31, 2003 accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

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                                                                      APPENDIX A
                                                                      ----------

                                                                  March 15, 2004

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              I/OMAGIC CORPORATION

PURPOSE AND SCOPE

     The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of I/OMagic Corporation (the "Company") is to (a) assist the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Company to the Securities and Exchange Commission ("SEC"), the Company's shareholders or to the general public, and
(ii) the Company's internal financial and accounting controls, (b) oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Company and (c) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations.

COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence, audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     At the time of his or her appointment to the Committee, each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Further, at least one member of the Committee shall qualify as an "audit committee financial expert" as such term is defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall carry out the following specific activities:

A.     DOCUMENT REVIEW
       ---------------

1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any proposed changes to the Board of Directors for approval.

2. Review with representatives of management and representatives of the independent accounting firm the Company's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Company's annual report on Form 10-K. The Committee shall also review the Company's quarterly financial statements prior to their inclusion in the Company's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Company's interim financial statements prior to their inclusion in the Company's quarterly reports on Form 10-Q.

B.     INDEPENDENT ACCOUNTING FIRM
       ---------------------------

1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall have the ultimate authority and responsibility to appoint, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

2. Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

3. Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

4. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Company consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

5. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

6. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

7. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

8. Consider in advance whether or not to approve any non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body.

9. The Committee shall have the authority to oversee and determine the compensation of any independent accounting firm engaged by the Company.

10. Ensure the rotation of the audit partners as required by Section 10A(j) of the Securities Exchange Act of 1934, as amended, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

11. Recommend to the Board of Directors policies for the Company's hiring of employees or former employees of the independent auditor consistent with Section 10A(l) of the Securities Exchange Act of 1934, as amended.

C.     FINANCIAL REPORTING PROCESSES
       -----------------------------

1. In consultation with the independent accounting firm and management, review annually the adequacy of the Company's internal financial and accounting controls.

2. Review disclosures made to the Committee by the Company's chief executive officer and chief financial officer in connection with their certifications of the Company's reports on Form 10-K and Form 10-Q, including disclosures concerning (a) evaluations of the design and operation of the Company's internal financial and accounting controls, (b) any significant deficiencies discovered in the design and operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

3. Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Company's internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

D.     COMPLIANCE
       ----------

1. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

2. Obtain reports from management and the independent auditor that the Company and its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

3. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Company's expense to review any matter under its responsibility.

4. Establish written procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

5. Investigate any allegations that any officer or director of the Company, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

6. Discuss with the Company's general counsel matters that may have a material impact on the financial statements or the compliance policies.

7.     Review and approve in advance any proposed related party transactions.

D.     REPORTING
       ---------

1. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Company's annual proxy statement for each annual meeting of stockholders.

2. To the extent required by any Regulatory Body, instruct the Company's management to disclose in its Form 10-K and Form 10-Q's the approval by the Committee of any nonaudit services performed by the independent accounting firm, and review the substance of any such disclosure.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      APPENDIX B
                                                                      ----------

                                                                  April 12, 2004

                      CHARTER OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              I/OMAGIC CORPORATION

PURPOSE

     The purpose of the Compensation Committee of I/OMagic Corporation (the "Company") established pursuant to this charter is to (i) act as Administrator of the Company's various Stock Option Plans (collectively, the "Plans") as described in each of the Plans, (ii) review forms of compensation to be provided to the officers and employees of the Company, including stock compensation,
(iii) grant options to purchase common stock of the Company to employees and executive officers of the Company and (iv) review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the directors of the Company, including stock compensation. The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP

     The Compensation Committee shall consist of a minimum of two (2) "non-employee directors" of the Company as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Compensation Committee will be outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES

     The responsibilities of the Compensation Committee are set forth below:

  - The Compensation Committee shall review and make recommendations to the Board of Directors regarding the compensation policy for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors.
  - The Compensation Committee shall review and approve the Company's compensation policy regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the officers and employees of the Company.
  - The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the non-employee directors of the Company.

  - The Compensation Committee shall review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and officers and the criteria by which bonuses to the Company's employees and officers are determined.
  - The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all bonus and stock compensation to all employees of the Company.
  - The Compensation Committee shall act as Administrator (as described in each of the Plans) of the Plans within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may,
(i) grant stock options to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in compliance with Rule 16b-3 thereunder) and (ii) amend such stock options.
  - The Compensation Committee shall review and make recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance thereunder.
  - The Compensation Committee shall review and make recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company.
  - The Compensation Committee shall prepare a report (to be included in the Company's proxy statement) that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers.
  - The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed charges to the Board of Directors for approval.

MEETINGS

     It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES

     The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

     The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

                                                                      APPENDIX C
                                                                      ----------

                                                                  April 12, 2004

                                 CHARTER OF THE
                              NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              I/OMAGIC CORPORATION

PURPOSE

     The purpose of the Nominating Committee of the Board of Directors of I/OMagic Corporation (the "Company") is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating Committee shall: (1) assist the Board of Directors by identifying prospective director nominees and to recommend to the Board of Director nominees for the next annual meeting of stockholders; (2) develop and recommend to the Board of Directors the governance principles applicable to the Company; (3) oversee the evaluation of the Board of Directors and management; and (4) recommend to the Board of Directors nominees for each committee.

COMMITTEE MEMBERSHIP AND ORGANIZATION

  - The Nominating Committee shall be comprised of no fewer than three (3) members.

  - The members of the Nominating Committee shall meet the independence requirements of the National Association of Securities Dealers.

  - The members of the Nominating Committee shall be appointed and replaced by the Board of Directors.

COMMITTEE RESPONSIBILITIES AND AUTHORITY

  - Evaluate the current composition, organization and governance of the Board of Directors and its committees, determine future requirements and make recommendations to the Board of Directors for approval.

  - Determine on an annual basis desired Board of Director qualifications, expertise and characteristics and conduct searches for potential Board of Director members with corresponding attributes. Evaluate and propose nominees for election to the Board of Directors. In performing these tasks the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

  - Oversee the Board of Directors performance evaluation process including conducting surveys of director observations, suggestions and preferences.

  -  Form and delegate authority to subcommittees when appropriate.

  - Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board of Directors committees, the selection of Board of Directors committee chairs, and proposal of the Board of Directors slate for election.

  -  Consider shareholder nominees for election to the Board of Directors.

  - Evaluate and recommend termination of membership of individual directors in accordance with the Board of Director's governance principles, for cause or for other appropriate reasons.

  - Conduct an annual review on succession planning, report its findings and recommendations to the Board of Directors, and work with the Board of Directors in evaluating potential successors to executive management positions.

  -  Coordinate and approve Board of Directors and committee meeting schedules.

  -  Make regular reports to the Board of Directors.

  - Review and re-examine this Charter annually and make recommendations to the Board Directors for any proposed changes.

  -  Annually review and evaluate its own performance.

  - In performing its responsibilities, the Nominating Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

                              I/OMAGIC CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 21, 2004

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of I/OMagic Corporation (the "Company") hereby appoints Tony Shahbaz, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned at the close of business on November 22, 2004, at the 2004 Annual Meeting of stockholders to be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614 on December 21, 2004, at 9:00 a.m. local time, and at any and all adjournments thereof. Our board of directors recommends a vote FOR each of the following proposals:

1.     To elect five directors as follows:

       [  ] FOR all nominees listed below, except  [  ] WITHHOLD AUTHORITY to
            as marked to the contrary below             vote for all nominees
                                                        listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

               Tony Shahbaz      Daniel Hou          Anthony Andrews

               Steel Su          Daniel Yao

IF THE UNDERSIGNED STOCKHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE ANNUAL MEETING. IF ANY STOCKHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE "VOTING AND PROXY" SECTION OF THE PROXY STATEMENT.

2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

       [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

3. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY

CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A
STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE AT THE MEETING.

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         DATED:

                         _____________________________________________
                              (Signature of Stockholder(s))
                         _____________________________________________
                              (Print Name(s) Here)

                         [  ] PLEASE CHECK IF YOU ARE PLANNING
                              TO ATTEND THE ANNUAL MEETING



                                        2
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